SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   JUNE 7, 2002
                                                  ------------------


                          MEASUREMENT SPECIALTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          NEW JERSEY                001-11906                   22-2378738
----------------------------  ------------------------  ------------------------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)        (IRS EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)


80 LITTLE FALLS ROAD, FAIRFIELD, NEW JERSEY                              07004
---------------------------------------------                          ---------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (973) 808-1819
                                                    ----------------------------


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

(a) Effective June 7, 2002, Measurement Specialties, Inc. (the "Company"), a New Jersey corporation, terminated the engagement of Arthur Andersen LLP as its independent auditor. The decision to terminate the engagement of Arthur Andersen was recommended and approved by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

     Arthur Andersen was retained as the Company's independent auditor on September 18, 2000. Arthur Andersen's report on the financial statements of the Company for the year ended March 31, 2001 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal years ended March 31, 2001 and March 31, 2002 and the interim period between March 31, 2002 and June 7, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report. During the fiscal years ended March 31, 2001 and March 31, 2002 and the interim period between March 31, 2002 and June 7, 2002, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission).

     The Company provided Arthur Andersen a copy of the foregoing disclosures. Attached as Exhibit 16.1 to this Report is a copy of Arthur Andersen's letter dated June 7, 2002 stating that it has found no basis for disagreement with such statements.

(b) The Company has engaged Grant Thornton LLP as its new independent auditor, effective June 11, 2002. Grant Thornton previously served as the Company's independent auditor from 1992 until September 18, 2000. During the fiscal years ended March 31, 2001 and March 31, 2002 and the interim period between March 31, 2002 and June 11, 2002, the Company did not consult with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was either the subject of a disagreement (as described above) or a reportable event, except as follows:

     - Grant Thornton performed a quarterly review of the Company's Form 10-Q for the quarter ended June 30, 2000 in accordance with Statement on Auditing Standard No. 71; and

     - Grant Thornton issued a consent to the inclusion of the audit report for the years ended March 31, 2000 and 1999 included in the Company's Registration Statement on Form S-1 dated March 29, 2001 (and the Amendments thereto dated July 12, 2001 and August 1, 2001, respectively) and the Company's Registration Statement on Form S-8 dated August 1, 2001.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  The following exhibit is filed herewith:

EXHIBIT  NO.             DESCRIPTION
------------             -----------

Exhibit 16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MEASUREMENT SPECIALTIES, INC.

Date:  June 14, 2002                   By:  /s/  Joseph  R.  Mallon,  Jr.
                                            -----------------------------
                                            Joseph  R.  Mallon,  Jr.
                                            Chairman and Chief Executive Officer


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